UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Inuvo, Inc.

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To our Stockholders:

You are cordially invited to attend our annual meeting of stockholders which will be held at our offices at 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760, on Friday, June 18, 2010 beginning at 4:30 pm, local time.

Items of business to be considered at the meeting will include the:

•

election of one Class II director,

•

ratification of the appointment of our independent registered public accounting firm,

•

adoption of the 2010 Equity Compensation Plan, and

•

amendment to Richard K. Howe’s employment agreement.

The proxy statement is designed to answer your questions and provide you with important information regarding our Board of Directors and senior management.

We are furnishing proxy materials to our stockholders over the Internet. We believe that this e-proxy process expedites stockholder’s receipt of proxy materials, while also lowering costs and reducing the environmental impact of our annual meeting. On May 4, 2010, we mailed our stockholders a Notice of Internet Availability of Proxy Materials which contains instructions on how to access our proxy statement and annual report, and how to vote online. The notice also provides instructions on how you can request a paper copy of these documents if you desire and how you can enroll in e-delivery.

Whether or not you plan to attend the annual meeting, your vote is important. Instructions regarding the various methods of voting are contained on the proxy card, including voting by toll-free telephone number, by facimile or the Internet. If you received a paper copy of your proxy card by mail, you may still vote your shares by marking your votes on the proxy card, signing and dating it and mailing it in the envelope provided.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of our company. We look forward to greeting in person as many of our stockholders as possible.

Sincerely,

/s/ Richard K. Howe
Richard K. Howe, President and Chief Executive Officer

April 30, 2010

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

____________________

TO BE HELD ON FRIDAY, JUNE 18, 2010

We will hold the 2010 annual meeting of stockholders of Inuvo, Inc. at the company’s offices located at 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760 on Friday, June 18, 2010 at 4:30 pm, local time. At the annual meeting you will be asked to vote on the following matters:

1.

To elect one Class II director to serve a three year term or until his successor has been elected and qualified,

2.

To ratify the appointment of Kirkland, Russ, Murphy & Tapp, P.A. as our independent registered public accounting firm,

3.

To adopt the 2010 Equity Compensation Plan,

4.

To approve an amendment to Richard K. Howe’s employment agreement; and

5.

To consider and act upon any other business as may properly come before the 2010 annual meeting or any adjournments thereof.

The Board of Directors recommends that you vote FOR Proposals 1, 2, 3 and 4.

The Board of Directors has fixed the close of business on April 27, 2010 as the Record Date for determining the stockholders that are entitled to notice of and to vote at the 2010 annual meeting and any adjournments thereof.

Your vote is important regardless of the number of shares you own. All stockholders are invited to attend the annual meeting in person.

By Order of the Board of Directors
/s/ Richard K. Howe
Richard K. Howe, President and Chief Executive Officer

Clearwater, Florida

April 30, 2010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 18, 2010: This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2009, are available free of charge on our website www.inuvo.com.

INUVO, INC.

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

Questions and Answers

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

Why did I receive these proxy materials?

Our Board of Directors has made these materials available to you on the Internet or, upon your request, has delivered printed versions to you by mail, in connection with the solicitation of proxies by the Board for the 2010 annual meeting of stockholders which will be held on June 18, 2010. Proxies are solicited to give all stockholders of record at the close of business on April 27, 2010 an opportunity to vote on matters that come before the 2010 annual meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

As permitted by the rules adopted by the Securities and Exchange Commission (“SEC”), we are making this proxy statement and our annual report available on the Internet. On May 4, 2010, we mailed a Notice of Internet Availability of Proxy Materials to our stockholders containing instructions on how to access the proxy statement and annual report and vote online. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing the documents to you. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

What may I vote on at the 2010 annual meeting?

At the annual meeting, stockholders will consider and vote upon the following matters:

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to elect one Class II director,

•

to ratify the appointment of Kirkland, Russ, Murphy & Tapp, P.A. as our independent registered public accounting firm,

•

to adopt the 2010 Equity Compensation Plan,

•

to approve an amendment to Richard K. Howe’s employment agreement, and

•

such other matters as may properly come before the 2010 annual meeting or any adjournments thereof.

Who is entitled to vote?

Stockholders of record as of the close of business on April 27, 2010, the Record Date, are entitled to vote on matters that come before the meeting. Shares can be voted only if the stockholder is present in person or is represented by proxy.

How many votes do I have?

Each share of Inuvo common stock that you own as of the Record Date entitles you to one vote. On April 27, 2010 there were 84,450,928 shares of our common stock outstanding.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer Co., you are considered the stockholder of record with respect to those shares, and the notice was mailed directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

How do I vote?

All stockholders may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or by facsimile.

If you are a stockholder of record, you may vote in person at the 2010 annual meeting. We will give you a ballot when you arrive.

If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the 2010 annual meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on April 27, 2010, the Record Date for voting.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you:

•

Indicate when voting that you wish to vote as recommended by our Board of Directors; or

•

If you sign and return a proxy card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by our Board on all matters presented in this proxy statement and as the proxy holders may determine in his discretion with respect to any other matters properly presented for a vote at the meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. We believe Proposal 2 (ratification of the appointment of our independent registered public accounting firm) will be considered routine. Proposals 1, 3 and 4, however, are considered “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

Can I change my vote?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet or by telephone or facsimile (only your latest Internet, telephone or facsimile proxy submitted prior to the annual meeting will be counted), or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the annual meeting or specifically request in writing that your prior proxy be revoked.

What does it mean if I get more than one proxy card?

Your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. To assist us in saving money and to serve you more efficiently, we encourage you to have all your accounts registered in the same name and address by contacting our transfer agent, Colonial Stock Transfer Co., 66 Exchange Place, Suite 100, Salt Lake City, Utah, telephone 801-355-5740, facsimile 801-355-6505, or, if your shares are held by your broker or bank in “street name,” you should contact the broker or bank who holds your shares.

Why did I receive only one set of proxy materials although there are multiple stockholders at my address?

If one address is shared by two or more of our stockholders, we send only one set of proxy materials to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as householding, is used to reduce our printing and postage costs. If a stockholder of record residing at such an address wishes to receive a separate set of proxy materials in the future, he or she may contact our Corporate Secretary. If you are a beneficial owner of shares held in street name, you can request or cancel householding by contacting your bank, broker, or nominee.

What constitutes a quorum?

The presence of at least 33 1/3% of the voting power, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum which is required in order to hold 2010 annual meeting and conduct business. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone, by facsimile or by properly submitting a proxy card or voting instruction form by mail, or if you are present and vote at the 2010 annual meeting.

Abstentions and broker “non-votes” are counted as present and entitled to vote for determining whether a quorum is present. For the purpose of determining whether the stockholders have approved a matter, abstentions and broker “non-votes” are not treated as votes cast affirmatively or negatively, and therefore have no effect on the outcome of any matter being voted on at the 2010 annual meeting .

If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What is required to approve each proposal?

Election of Class II director: The nominee who receives the most votes will be elected. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Ratification of the Appointment of Kirkland Russ, Murphy & Tapp, P.A. The ratification of this appointment will require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Adoption of the 2010 Equity Compensation Plan. The adoption of the plan will require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Amendment of Richard K. Howe’s Employment Agreement. The amendment of the employment agreement will require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

Other Matters: Approval of any unscheduled matter, such as a matter incident to the conduct of the meeting, would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact on the vote.

What are the Board’s recommendations on the proposals?

The Board recommends a vote FOR Proposals 1, 2, 3 and 4.

How can I attend the 2010 annual meeting?

You are invited to attend the annual meeting only if you were an Inuvo stockholder or joint holder as of the close of business on April 27, 2010, the Record Date, or if you hold a valid proxy for the 2010 annual meeting. In addition, if you are a stockholder of record (owning shares in your own name), your name will be verified against the list of registered stockholders on the Record Date prior to your being admitted to the annual meeting. If you are not a stockholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the Record Date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee. The meeting will begin at 4:30 pm local time. Check-in will begin at 4:00 pm local time.

How will we solicit proxies and who is paying for this proxy solicitation?

The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing, assembling, printing and mailing the notice to stockholders of record and beneficial owners and printed proxy materials to stockholders who specifically request them, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. We have not retained a proxy solicitor in conjunction with the annual meeting. In addition to soliciting proxies by mail, our Board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

Where can I find voting results of the 2010 annual meeting?

We will announce preliminary voting results at the 2010 annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days from the date of the meeting.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to serve as directors?

You may submit proposals, including director nominations, for consideration at future stockholder meetings as follows:

Stockholder Proposals: As of the date of this proxy statement, we had not received notice of any stockholder proposals for the 2010 annual meeting described herein and proposals received subsequent to the date of this proxy statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2011 annual meeting, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Inuvo, Inc.

Attention: Corporate Secretary

15550 Lightwave Drive, Third Floor

Clearwater, FL 33760

Facsimile: (727) 324-0063

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2011 annual meeting must be received by us at our principal executive office no later than December 31, 2010 in order to be eligible for inclusion in our 2011 proxy statement and proxy relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of Inuvo at our principal executive offices: Inuvo, Inc., 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

How may I communicate with Inuvo Board or the non-management directors on Inuvo Board?

You may contact any of our directors by writing to them c/o Inuvo, Inc., 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and process communications before forwarding them to the applicable director. We generally will not forward to the directors a stockholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Inuvo. Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chairman of the Audit Committee at the address above. Our directors may at any time review a log of all correspondence received by Inuvo that is addressed to the independent members of the Board and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing:

Ms. Richard K. Howe

Chief Executive Officer

Inuvo, Inc.

15550 Lightwave Drive, Third Floor

Clearwater, Florida 33760

Telephone: (727) 324-0046

Telecopier: (727) 683-9647

richard.howe@inuvo.com

CORPORATE GOVERNANCE

Summary of Corporate Governance Framework

We are committed to maintaining the highest standards of honest and ethical conduct in running our business efficiently, serving our stockholders interests and maintaining our integrity in the marketplace. To further this commitment, we have adopted our Code of Conduct and Business Code of Ethics, which applies to all our directors, officers and employees.

To assist in its governance, our Board has formed three standing committees composed entirely of independent directors: Audit, Compensation and Nominating and Corporate Governance. A discussion of each committee’s function is set forth below.

Additionally, we have adopted and published to all employees our Whistleblower Notice establishing procedures by which any employee may bring to the attention of our Audit Committee any disclosure regarding accounting, internal control or other auditing issues affecting our company or any improper activities of any officer or employee. Disclosure may be made anonymously.

Our Amended and Restated By-Laws, the charters of each Board committee, the independent status of a majority of our Board of Directors, our Code of Conduct and Business Code of Ethics, our Whistleblower Notice and our independent Chairman of the Board provide the framework for our corporate governance. Copies of our Restated By-Laws, charters, Code of Conduct and Business Code of Ethics and Whistleblower Notice may be found on our website at www.inuvo.com. Copies of these materials also are available without charge upon written request to our Corporate Secretary.

Board of Directors

The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and our Chief Financial Officer and by reading the reports and other materials that we send them and by participating in Board of Directors and committee meetings. Commencing with our 2008 annual meeting our directors were divided into three classes, as equal in number as may be possible, and designated Class I, Class II and Class III. Directors may be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. Directors are elected for a full term of three years. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reason of death or other cause is unable to serve in the capacity of director. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

The following is biographical information on the current members of our Board of Directors:

Continuing Class I Directors

Terms Expire at the 2012 Annual Meeting

Charles Morgan, Elected 2009, Age 67. Mr. Morgan has been a member of our Board of Directors since June 2009. He is an investor in Bridgehampton Arbitrage LLC and an equity owner of Bridgehampton Capital Management LLC. Currently, he is an acting partner of Bridgehampton Capital Management LLC. Mr. Morgan has extensive experience managing and investing in both private and public companies including Acxiom Corporation (NasdaqGS: ACXM), an information services company he helped grow from an early stage company to $1.4 billion in revenues during his tenure as Chief Executive Officer from 1975 to 2008. Mr. Morgan was employed by IBM as a systems engineer for six years prior to joining Acxiom, and he holds a mechanical engineering degree from the University of Arkansas. In addition, Mr. Morgan has served on the board and in various leadership roles with the Direct Marketing Association (DMA) throughout his career, serving in 2001 as chairman of the DMA board. Mr. Morgan also serves as a member and is the past chairman of the board of trustees of Hendrix College. Mr. Morgan received a B.A. in Mechanical Engineering from the University of Arkansas.

Richard K. Howe, Elected 2008, Age 47. Mr. Howe has been a member of our Board of Directors and has served as our President and Chief Executive Officer since November 2008. Previously Mr. Howe served as Chief Marketing/Business Strategy and M&A Officer at Axciom Corporation (NasdaqGS: ACXM), a provider of management information solutions, which he joined in 2004. From 2001 to 2004, he was with Fair Isaac & Company, where he most recently served as general manager of that company’s Global Marketing Services (GMS) unit. Before joining Fair Isaac, he founded and was chairman and CEO of ieWild, Inc. Mr. Howe has at various times in his career held positions in product marketing, project management, sales management, software development, and construction engineering. He is a member of the non-profit boards of Breath Arkansas and Business for Diplomatic Action. Mr. Howe earned a bachelor’s degree with distinction in structural engineering from Concordia University, Canada, and he earned his master’s degree in engineering from McGill University, Canada.

Class II Directors

Term Expires at the 2010 Annual Meeting

Charles Pope, Elected 2008, Age 58. Mr. Pope has been a member of our Board of Directors since September 2008. He has served as Chief Operating Officer and Chief Financial Officer of The Palm Bank, a community bank in Tampa, Florida, since June 2009. From 2007 through 2009, Mr. Pope served as Chief Financial Officer of and a consultant to Aerosonic Corporation, a manufacturer of aircraft instruments and displays. From February 2005 through April 2007, Mr. Pope served as Chief Financial Officer for Reptron Manufacturing, a manufacturer of electronic services and engineering services. From April 2002 until February 2005, Mr. Pope served as Chief Financial Officer for SRI/Surgical, a provider to hospitals of reusable and disposable products used in surgical procedures. Previously, Mr. Pope served as Chief Financial Officer for UTEK Corporation, a business development company that acquires and funds the development of new university technologies. Since February 2010 Mr. Pope has been a member of the Board of Directors of UTEK Corporation and is Chairman of its

Audit Committee. Mr. Pope was with PricewaterhouseCoopers LLP and left as a partner. Mr. Pope holds a B.S. in economics and accounting from Auburn University, and he is a Certified Public Accountant in Florida.

Continuing Class III Directors

Terms Expire at 2011 Annual Meeting

Mitch Tuchman, Elected 2008, Age 53. Mr. Tuchman, who has been a member of our Board of Directors since April 2008, also serves as Chairman of the Board of Directors. Mr. Tuchman is the CEO of MarketRiders, Inc., a registered investment adviser, and brings more than 27 years experience in venture capital, public finance and technology. From 2006 until 2007, Mr. Tuchman served as a consultant to Crestview Capital, a micro-cap hedge fund. From 2001 until 2005, Mr. Tuchman served as a sub-advisor to Apex Capital, LLC, a hedge fund. He continues to co-manage, with Apex, Net Market Partners, LP, a venture capital fund. Prior to 2001, Mr. Tuchman served as an investor and advisor for venture funds focusing primarily on Internet and technology related ventures. In 1999, he co-founded TestMart, a marketer of government IT services and products over the Internet. A Silicon Valley veteran, Mr. Tuchman began his career at Atari, Inc. and led, as an operating executive, several Silicon Valley companies through strategic transformations for eventual sale. He currently serves on the Board of Directors of Kintera, Inc., Phoenix Technologies Ltd., where he also serves a Chairman of the Compensation Committee and Workstream, Inc. where he also serves as a member of the Compensation Committee. Mr. Tuchman received his MBA from Harvard Business School and his B.S.B.A. from Boston University.

John (Jack) Balousek, Elected 2008, Age 64. Mr. Balousek has been a member of our Board of Directors since September 2008. He served from 1991 to 1996 as President and Chief Operating Officer of Foote, Cone & Belding Communications, at the time one of the largest global advertising and communications networks; as Chairman and CEO of True North Technologies, a digital and interactive services firm affiliated with True North Communications; and as a Director at FCB Communications and True North Communications from 1989 until 1997. Prior to 1991, he held various senior executive management positions with FCB and Brand Management positions with the Procter & Gamble Co. Mr. Balousek is a member of the Board of Central Garden & Pet Co. where he also serves as the Chairman of the Compensation Committee and a member of the Audit Committee. He has previously served as a member of the Boards of Directors of Web.com, Inc. and Aptimus, Inc. He received his undergraduate degree from Creighton University and his Masters degree from Northwestern University.

There are no family relationships between any of the directors.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors has determined that the separation of the offices of Chairman of the Board and Chief Executive Officer will enhance Board independence and oversight. Moreover, the separation of the Chairman of the Board and Chief Executive Officer will allow the Chief Executive Officer to better focus on his responsibilities of running the company, enhancing stockholder value and expanding and strengthening our business while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Mr. Mitch Tuchman serves as Chairman of the Board of Directors. Mr. Tuchman is independent under the NYSE Amex Company Guide.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Audit Committee and other members of our Board of Directors meet regularly with management to discuss strategy and risks we face. Our Chief Financial Officer attends many of the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of our management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Director Independence

The Board of Directors has determined that a majority of our current directors have no relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an “independent director” as defined in the NYSE Amex Company Guide. In determining the independence of our directors, the Board of Directors has adopted independence standards specified by applicable laws and regulations of the SEC and the listing standards of the NYSE Amex. In making the determination of the independence of our directors, the Board of Directors considered all known transactions in which Inuvo and any director had any interest, including any discussed under “Certain Relationships and Related Transactions” below.

Our independent directors may meet at any time in their sole discretion without any other directors or representatives of management present. Mr. Mitch Tuchman, the independent Chairman of the Board of Directors, presides at these sessions. Each independent director has access to the members of our management team or other employees as well as full access to our books and records. We have no policy limiting, and exerts no control over, meetings of our independent directors.

Board of Directors Meetings and Attendance

During 2009, the Board of Directors held nine meetings. No director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board of Directors and committees, if any, on which each director served. The Board of Directors also approved certain actions by unanimous written consent.

Annual Meeting Attendance

Our common stock is listed on the NYSE Amex. Rules of the NYSE Amex require that we hold an annual meeting of stockholders. We do not have a policy requiring Board members to attend the annual meeting of stockholders. Four members of our Board of Directors attended our last annual meeting of stockholders.

Communications with Directors

Stockholders may communicate at any time with any of our directors, our independent directors as a group, or the entire Board by writing to them at Inuvo, Inc., Attention: Corporate Secretary, 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760 or by faxing a communication to (727) 324-0063.

Our “whistleblower” policy prohibits us, or any of our employees, from retaliating or taking any adverse action against anyone for raising a concern or reporting a problem. Stockholders or employees preferring to raise their concerns in a confidential or anonymous manner may do so by directly contacting the chairperson of the Audit Committee as provided in our Whistleblower Notice. Stockholders and employees may also report ethical concerns or incidents, including concerns about accounting, internal controls or auditing matters. We encourage anyone with a concern to bring it to our Board’s attention as early as possible.

Insider Trading Policy

In March 2007, our Board adopted our insider trading policy which applies to directors, officers and employees of and consultants to our company including our subsidiaries. Generally, these persons are prohibited from trading in our securities, directly or through family members or other persons or entities, if the person is aware of material nonpublic information relating to our company. Similarly, these persons are prohibited from trading in the securities of any other company if they are aware of material nonpublic information about that company which was obtained in the course of the person’s employment with our company, including our subsidiaries. These persons are also prohibited from passing on material nonpublic information to others or to recommend the purchase or sale of any securities when they are aware of material nonpublic information - a practice sometimes known as “tipping.” In an effort to help prevent inadvertent violation of federal securities laws and to avoid even the appearance of trading on the basis of material nonpublic information, all directors, executive officers subject to Section 16 of the Securities Exchange Act of 1934 and certain designated employees and consultants who have access to material nonpublic information are generally prohibited from trading in our securities during quarterly blackout periods which begin 15 days before the end of a quarter and end after the second full business day following the release of our earnings for that quarter, as well as during certain event-specific blackouts. Directors and executive officers must also pre-clear all transactions in our securities.

Legal Proceedings

There are no legal proceedings to which any director, director nominee, officer or affiliate of our company, any owner of record or beneficially of more than 5% of common stock, or any associate of any such director, officer, affiliate of our company or security holder that is a party adverse to our company or any of our subsidiaries or has a material interest adverse to us.

The SEC is currently conducting an investigation regarding certain stock sales made by our former CEO in 2007. The inquiry began in May 2008 and in December 2008, the SEC entered a formal order of investigation with respect to this matter. We are actively cooperating with the SEC staff in connection with the investigation, including providing the staff with facts and information in our possession relating to the time period and activities in question. Our document production is still ongoing and certain of our employees and former employees provided testimony in 2009.

Compliance with Section 16(a) of the Exchange Act

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934 during the year ended December 31, 2009 and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2009, as well as any written representation from a reporting person that no Form 5 is required, we are not aware that any officer, director or 10% or greater stockholder failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the year ended December 31, 2009 other than as follows:

•

Mr. Pope failed to timely file two Form 4s, the first reporting the purchase of shares of our common stock and the second reporting the granting of stock options,

•

Mr. Tuchman failed to timely file a Form 4 reporting the granting of stock options,

•

Mr. Balousek failed to timely file a Form 4 reporting the granting of stock options,

•

Mr. Morgan failed to timely file a Form 3 upon his appointment to our Board of Directors,

•

Mr. Metnick failed to timely file a Form 4 reporting the granting of stock options and he failed to timely file a Form 5 following his resignation as a member of our Board of Directors,

•

two former directors who did not stand for re-election at our 2009 annual meeting, Mr. Robert T. Geras and Mr. George Mellon, failed to timely file Form 5s.

All of the foregoing forms have subsequently been filed by the reporting persons, with the exceptions of the Form 5 by Messrs. Metnick, Geras and Mellon, which such forms have yet to be filed. We have reinforced to members of management the need for timely compliance of reporting standards. We will also provide new members with supporting procedures to further compliance.

BOARD COMMITTEES

The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance committees. Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee has a written charter. The charters are available on our website at www.inuvo.com. Mr. Howe, who is not an independent director, is not a member of any committee of our Board of Directors. Information concerning the current membership and function of each committee is as follows:

Board of Directors Committee Membership

Director	Audit Committee Member	Compensation Committee Member	Nominating and Governance Committee Member
Mitch Tuchman	✓	✓	✓[1]
Charles Pope	✓[1]	✓
Jack Balousek	✓	✓[1]
Charles Morgan			✓
Richard K. Howe

———————

1

Denotes Chairperson.

Audit Committee. The Audit Committee assists the Board in fulfilling its oversight responsibility relating to:

•

the integrity of our financial statements;

•

our compliance with legal and regulatory requirements; and

•

the qualifications and independence of our independent registered public accountants.

The Audit Committee is composed of three directors, all of whom have been determined by the Board of Directors to be “independent,” as defined by the NYSE Amex Company Guide. The Board has determined that Mr. Pope, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. The report of the committee is included in this proxy statement. During 2009, the Audit Committee held six meetings.

Compensation Committee. This Compensation Committee is responsible for overseeing our compensation programs and practices, including our executive compensation plans and incentive compensation plans. The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for the other executive officers. Although the committee’s charter authorizes the committee to retain an independent consultant, no third party compensation consultant was engaged for 2009. The Compensation Committee is composed of three directors, all of whom have been determined by the Board of Directors to be “independent,” as defined by the NYSE Amex Company Guide. During 2009, the Compensation Committee held six meetings.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee:

•

recommends the slate of director nominees for election to our Board of Directors;

•

identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings;

•

reviews the composition of Board committees; and

•

monitors compliance with, reviews, and recommends changes to our various corporate governance policies and guidelines.

The committee also prepares and supervises the Board’s annual review of director independence and the Board’s annual self-evaluation. The Nominating and Corporate Governance Committee is composed of two directors, both of which have been determined by the Board of Directors to be “independent,” as defined by the NYSE Amex Company Guide. The Nominating and Corporate Governance Committee held two meetings in 2009.

A majority of the persons serving on our Board of Directors must be “independent”. Thus, the committee has considered transactions and relationships between each director or any member of his or her immediate family and us or our affiliates, including those reported under “Certain Relationships and Related Transactions” below. The committee also reviewed transactions and relationships between directors or their affiliates and members of our senior management or their affiliates. As a result of this review, the committee affirmatively determined that each of Messrs. Tuchman, Balousek, Pope and Morgan are independent.

The committee considers all qualified candidates for our Board of Directors identified by members of the committee, by other members of the Board of Directors, by senior management and by our stockholders. The committee reviews each candidate including each candidate’s independence, skills and expertise based on a variety of factors, including the person’s experience or background in management, finance, regulatory matters and corporate governance. Further, when identifying nominees to serve as director, while we do not have a policy regarding the consideration of diversity in selecting directors, the Nominating and Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board, equity ownership in Inuvo and independence.

The committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board of Directors and members of senior management. Based on its assessment of each candidate, the committee recommends candidates to the Board. However, there is no assurance that there will be any vacancy on the Board at the time of any submission or that the committee will recommend any candidate for the Board.

Stockholder nominations

Stockholders who would like to propose a candidate may do so by submitting the candidate’s name, resume and biographical information to the attention of our Corporate Secretary. All proposals for nomination received by the Corporate Secretary will be presented to the committee for appropriate consideration. It is the policy of the Nominating and Governance Committee of the Board of Directors of the company to consider director candidates recommended by stockholders who appear to be qualified to serve on the company’s Board of Directors. The Nominating and Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below. To submit a recommendation of a director candidate to the Nominating and Corporate Committee, a stockholder should submit the following information in writing, addressed to the Corporate Secretary of Inuvo at our main office:

1.

The name and address of the person recommended as a director candidate;

2.

All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.

The written consent of the person being recommended as a director candidate to be named in the proxy statement as a nominee and to serve as a director if elected;

4.

As to the person making the recommendation, the name and address, as they appear on our books, of such person, and number of shares of our common stock owned by such person; provided, however, that if the person is not a registered holder of our common stock, the person should submit his or her name and address along with a current written statement from the record holder of the shares that reflects the recommending person’s beneficial ownership of our common stock; and

5.

A statement disclosing whether the person making the recommendation is acting with or on behalf of any other person and, if applicable, the identity of such person.

Director Qualification

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee to recommend to the Board, and for the Board to conclude at its meeting on April 28, 2010, that the individual should be serving as a director of Inuvo.

Mitch Tuchman – Mr. Tuchman’s extensive career in leadership positions in the technology industry, his successful track record and more than 25 years as a microcap technology investor, entrepreneur and board member were factors considered by the Nominating and Corporate Governance Committee and the Board. Specifically, the Nominating and Corporate Governance Committee viewed favorably his roles at MarketRiders, Inc. as CEO and at Apex Capital, LLC. as a sub-advisor; his experience at Atari, Inc.; his facilitation in the sale of C2B Technologies’ to Inktomi, Net Market Makers’ sale to Jupiter Communications, Chrome Data Systems’ sale to DealerTrack, and Kintera, Inc.’s sale to Blackbaud, Inc.; and his academic achievements from Harvard Business School and Boston University in making their recommendation.

Jack Balousek –Mr. Balousek’s successful track record and as an offline and online marketing agency executive and decades of marketing experience and relationships were factors considered by the Nominating and Corporate Governance Committee and the Board.  Specifically, the Nominating and Corporate Governance Committee viewed favorably his role at Foote, Cone & Belding Communications as COO, True North Technologies as Chairman and CEO, at PhotoAlley.com as co-founder and executive vice president, and the various senior executive management positions with FCB and brand management positions with Procter & Gamble Co.; his service as a director at a number of publicly held companies including his current service on the board of publicly held

Central Garden & Pet Co.; and his academic achievements at Creighton University and Northwestern University in making their recommendation.

Charles Pope – Mr. Pope’s track record as a successful Tampa-based Chief Financial Officer and board member with decades of experience in public company accounting and finance were factors considered by the Nominating and Corporate Governance Committee and the Board. Specifically, the Nominating and Corporate Governance Committee viewed favorably his positions as CFO at companies that include Aerosonic Corporation, Reptron Manufacturing and UTEK Corporation; his experience at PricewaterhouseCoopers where he served as partner during his 20 years with the firm; his certification as a Certified Public Accountant; and his academic achievements from Auburn University in making their recommendation.

Charles Morgan– Mr. Morgan’s successful track record as a high-technology executive in data, analytics, outsourcing and marketing services with a network of relationships worldwide as a result of building a billion dollar annual revenue enterprise as chairman and chief executive officer were factors considered by the Nominating and Corporate Governance Committee and the Board. Specifically, the Nominating and Corporate Governance Committee viewed favorably his experience at companies such as Acxiom Corporate as Chairman and CEO and IBM as a systems engineer; his role as an investor in Bridgehampton Arbitrage LLC and equity owner of Bridgehampton Capital Management LLC; his service as Chairman of the Advisory Board and co-manager of investments for Bridgehampton Capital Management LLC; his leadership on the board and in various leadership roles with the Direct Marketing Association (DMA) including his service as chairman of the DMA in 2001; his service as a member and past chairman of the board of trustees of Hendrix College; and his academic achievements at the University of Arkansas in making their recommendation.

Richard K. Howe – Mr. Howe’s track record as a successful high-technology operating and marketing executive in data, analytics, and marketing services as a result of building and/or running over a dozen businesses in five countries were factors considered by the Nominating and Corporate Governance Committee and the Board. Specifically, the Nominating and Corporate Governance Committee viewed favorably his position at companies that include Inuvo, Inc as president and CEO; Acxiom Corporation as chief marketing, business strategy and M&A officer, Fair Isaac & Company where he served as general manager, and ieWild, Inc. as co-founder and chairman and CEO; his service as a board member for the non-profit organization Business for Diplomatic Action; and his academic achievements at Concordia University and McGill University in making their recommendation.

In addition to the each of the individual skills and background described above, the Nominating and Corporate Governance Committee and our Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

Compensation of Directors

Members of our Board of Directors who are also executive officers of our company do not receive any compensation for their services as a member of the Board of Directors. Each independent member of our Board of Directors receives $2,000 per month, plus reimbursement for travel and lodging expenses. Each independent director serving as chairman of a board committee, other than our Chairman of the Board, is paid an additional retainer equal to $2,000 per month. Our Chairman of the Board is paid an additional retainer of $6,000 per month. Further, each independent member of our Board of Directors is paid a per diem fee equal to:

•

$1,500 for each day physically spent at a company board or committee meeting, provided that in no case, may the per diem fee exceed one day for each in-person meeting, and

•

$2,000 for each day spent on general company business, provided that the aggregate per diem fees will not exceed $60,000 per annum.

Mr. Howe does not receive any compensation for his services as a member of our Board of Directors. The following table provides information concerning the compensation paid to our independent directors for their services as members of our Board of Directors for 2009. The information in the following table excludes any reimbursement of travel and lodging expenses which we may have paid.

	Director Compensation
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)[1]	Non-equity Incentive plan compensation ($) (e)	Nonqualified deferred compensation earnings ($) (f)	All other Compensation ($) (g)	Total ($) (h)
Mitch Tuchman	119,000	—	16,050	—	—	—	135,050
Jack Balousek	58,000	—	16,050	—	—	—	74,050
Charles Pope	55,500	—	16,050	—	—	—	71,550
Charles Morgan	18,000	—	46,020	—	—	—	64,020
Joshua Metnick[2]	44,500	—	28,763	—	—	—	73,263
Robert T. Geras[3]	14,200	—	—	—	—	—	14,200
George Mellon[3]	21,500	—	—	—	—	—	21,500

———————

1

The amounts included in the “Option Awards” column represent the aggregate grant date fair value of the stock options granted to directors during the fiscal year ended December 31, 2009, computed in accordance with ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 12 of the Notes to our Financial Statements for the year ended December 31, 2009 appearing in our Annual Report on Form 10-K.

2

Mr. Metnick served as a member of our Board of Directors until November 30, 2009.

3

Messrs. Geras and Mellon served as members of our Board of Directors until June 18, 2009.

Audit Committee Report

Report of the Audit Committee of the Board of Directors

The primary function of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting processes. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent auditors are responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

With respect to the year ended December 31, 2009, in addition to its other work, the Audit Committee:

•

Reviewed and discussed with management and Kirkland Russ, Murphy & Tapp, P.A., our independent registered public accounting firm, our audited consolidated financial statements as of December 31, 2009 and the year then ended;

•

Discussed with Kirkland Russ, Murphy & Tapp, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, with respect to its review of the findings of the independent registered public accounting firm during its examination of our financial statements; and

•

Received from Kirkland Russ, Murphy & Tapp, P.A. written affirmation of its independence as required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”. In addition, the Audit Committee discussed with Kirkland Russ, Murphy & Tapp, P.A., its independence and determined that the provision of non-audit services was compatible with maintaining auditor independence.

The Audit Committee recommended, based on the review and discussion summarized above, that the Board of Directors include the audited consolidated financial statements in the 2009 Form 10-K for filing with the SEC.

Dated March 30, 2010	Audit Committee of the Board of Directors of Inuvo, Inc.

/s/ Charles Pope, Chairman
/s/ Mitch Tuchman
/s/ Jack Balousek

Information about our Auditors

The Audit Committee of the Board of Directors appointed Kirkland Russ, Murphy & Tapp, P.A. as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for 2009 and to report on our consolidated balance sheets, statements of income and other related statements. Kirkland Russ, Murphy & Tapp, P.A. has served as our independent registered public accounting firm since July 2009. Previously, from June 2008 until July 2009, Grant Thornton LLP served as our independent registered public accounting firm. When we engaged Kirkland Russ, Murphy & Tapp, P.A. in July 2009 to serve as our auditors for 2009, we also engaged the firm to re-audit our 2008 financial statements. While we there was no dispute on any matter with Grant Thornton, LLP, we believed that the cost of the re-audit for 2008 would be less than the cost to us for Grant Thornton, LLP to review our 2009 annual report and issue their consent for use of the 2008 financial information appearing therein. The Audit Committee charter includes the procedures for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the Audit Committee of the Board of Directors approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Audit Committee. The audit and tax fees paid to the auditors with respect to 2009 were pre-approved by the Audit Committee of the Board of Directors.

Fees and Services

The following table shows the fees that were billed for the audit and other services provided for the years indicated.

	2009	2008
Audit Fees	$268,705	$660,635
Audit-Related Fees	17,050	1,353
Tax Fees	—	3,250
All Other Fees	9,000	—
Total	$294,755	$665,238

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firm in connection with engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements. The 2008 audit fees include amounts paid to Kirkland, Russ, Murphy & Tapp, P.A. to re-audit 2008 in the amount of approximately $53,000.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

EXECUTIVE OFFICERS

Name	Positions
Richard K. Howe	President, Chief Executive Officer
Gail L. Babitt	Chief Financial Officer, Secretary

Executive officers of our company are appointed by the Board of Directors and serve at the pleasure of the Board.

Richard K. Howe, Age 47. For information regarding Mr. Howe, please see “Board of Directors” which appears earlier in this proxy statement.

Gail L. Babitt, Age 46. Ms. Babitt has served as our Chief Financial Officer since March 2009 and our Secretary since February 2010. From 2007 to 2008, Ms. Babitt served as Chief Financial Officer of WorldSage, Inc., a global consolidator of post-secondary education institutions, where she helped develop the business model for a start-up business. Previously, from 2006 to 2007 she served as Chief Financial Officer for Pamida Stores, a private equity owned national merchandiser operating over 200 stores in 16 states with annualized revenues in excess of $800 million. She was a Partner with Envision Management Group, Inc., a private consulting firm that provides financial consulting services to various industries (from 2004 to 2006), Chief Financial Officer for Onstream Media Corporation, a NASDAQ-listed digital asset management and streaming media company (from 2000 to 2004), and served as VP of Finance and Corporate Controller for Telecomputing ASA, an Oslo Stock Exchange listed application service provider (from 1999 to 2000). Ms. Babitt began her career with Ernst & Young and Price Waterhouse in the assurance and advisory practice, providing audit services for clients in diversified industries including entertainment, financial services, retail, technology and communication, with most of her clients being publicly-traded companies. From there she became a Manager in the Transaction Services Group of PricewaterhouseCoopers, providing financial due diligence for mergers and acquisitions supporting financial and strategic buyers and sellers. Ms. Babitt received her Bachelor of Science degree in accounting from Nova Southeastern University and her MBA from Boston University. She is a Certified Public Accountant.

On April 5, 2010, Ms. Babitt notified us of her intent to resign as our Chief Financial Officer on or before July 5, 2010. During the transition period, she is working full time to ensure a smooth transition of her responsibilities following which she will pursue other opportunities. We are currently interviewing a number of qualified candidates.

EXECUTIVE COMPENSATION

Compensation Philosophy

The fundamental objectives of our executive compensation program are to attract and retain highly qualified executive officers, motivate these executive officers to materially contribute to our long-term business success, and align the interests of our executive officers and stockholders by rewarding our executives for individual and corporate performance based on targets established by the Compensation Committee.

We believe that achievement of these compensation program objectives enhances long-term stockholder value. When designing compensation packages to reflect these objectives, the Compensation Committee has adopted the following four principles as a guide:

•

Alignment with stockholder interests: Compensation should be tied, in part, to our stock performance through the granting of equity awards to align the interests of executive officers with those of our stockholders,

•

Recognition for business performance: Compensation should correlate in large part with our overall financial performance,

•

Accountability for individual performance: Compensation should partially depend on the individual executive’s performance, in order to motivate and acknowledge the key contributors to our success, and

•

Competition: Compensation should generally reflect the competitive marketplace and be consistent with that of other well-managed companies in our peer group. In implementing this compensation philosophy, the Compensation Committee takes into account the compensation amounts from the previous years for each of the named executive officers, and internal compensation equity between the named executive officers and other employees.

2009 Compensation Determination Process

In 2009, the compensation program for our executive officers consists of the following components:

•

Base salary;

•

Annual performance-based cash awards;

•

2005 Long-Term Incentive Plan Awards; and

•

Other fringe benefits and perquisites.

The Compensation Committee believes that our executive compensation package consists of elements of compensation that are typically used to incentivize and reward executive management at other companies of our size, in our geographic area or in our industry. Each of these components is designed to meet the program's objectives of providing a combination of fixed and variable, performance-based compensation linked to individual and corporate performance. In the course of setting the initial compensation level for new hires or adjusting the compensation of existing employees, the Compensation Committee considered the advice and input of our management. Our Chief Executive Officer typically makes recommendations to the Compensation Committee for any proposed changes in salary, as well as performance-based awards and stock option grants, for the other named executive officers. The Compensation Committee decides any salary change, as well as performance-based awards and stock option grants, for the CEO.

2009 Base Salary

Base salary is an important component of executive compensation because it provides executives with an assured-level of income, assists us in attracting executives and recognizes different levels of responsibility and authority among executives. The determination of base salaries is based upon the executive’s qualifications and experience, scope of responsibility and potential to achieve the goals and objectives established for the executive. Additionally, past performance, internal pay equity and comparison to competitive salary practices are also considered.

In general, the Compensation Committee considers two types of potential base salary increases including “merit increases” based upon the executives’ individual performance and/or “market adjustments” based upon the peer group salary range for similar executives.

2009 Long-Term Incentive Plan Awards

The objective of our long-term incentive program is to provide a long-term retention incentive for the named executive officers and others and to align their interests directly with those of our stockholders by way of stock ownership. Under our 2005 Long-Term Incentive Plan, approved by our stockholders on March 14, 2006, the Board of Directors or the Compensation Committee has the discretion to determine whether equity awards will be granted to named executive officers and if so, the number of shares subject to each award. The 2005 Long-Term Incentive Plan allows the Board or the Compensation Committee to grant options and restricted stock and other stock-based awards with respect to up to 10,000,000 shares of our common stock, valued in whole or in part by reference to the fair market value of the stock. In most instances, these long-term grants vest over a multi-year basis.

The Board or the Compensation Committee determines the recipients of long-term incentive awards based upon such factors as excellent performance, the length of continuous employment, managerial level, any prior awards, and recruiting and retention demands, expectations and needs. All our employees are eligible for awards. The Board or the Compensation Committee grants such awards by formal action, which awards are not final until a stock option agreement is delivered by us and executed by both the company and the employee. There is no set schedule for the Board or the Compensation Committee to consider and grant awards. The Board and the Compensation Committee have the discretion to make grants whenever it deems it appropriate in our best interests. The Compensation Committee has discretion to grant options at any time. A blackout period is defined in our insider trading policy as the period beginning 15 days before the end of each quarter and continuing until the second trading day after information relating to the results of operations (earnings report) for such quarter have been announced to the public. This policy is subject to change at any time and for any reason.

We do not have any program, plan or practice in place to time option or other award grants with the release of material, non-public information and does not release such information for the purpose of affecting the value of executive compensation. The exercise price of stock subject to options awarded under the 2005 Long-Term Incentive Plan is the fair market value of the stock on the date the grant is approved by the Board or the Compensation Committee. Under the terms of the 2005 Long-Term Incentive Plan, the fair market value of the stock is the closing sales price of the stock on the date the grant is approved by the Board or the Compensation Committee as reported by the NYSE Amex.

Other Compensation and Benefits

We have historically provided perquisites and other types of non-cash benefits on a very limited basis in an effort to avoid an entitlement mentality, reinforce a pay-for-performance orientation and minimize expense. Such benefits, when provided, can include additional health care benefits and additional life insurance.

Retirement and Other Post-Termination Benefits

Other than our 401(k) plan, employment agreements with our named executive officers and certain other employment agreements which provide for severance for termination without cause, we have not entered into any employment agreements that provide for a continuation of post-employment benefits. Our benefits plans are generally the same for all employees, and so as of the date of this proxy statement, the Compensation Committee does not believe that any such plans in their present forms would continue post-employment, except as required by law (including with respect to COBRA), or otherwise set forth in this proxy statement. We do not currently maintain any other retirement or post-termination benefits plans.

Change in Control Severance Policy

We do not currently maintain any change in control severance plans or severance policies, except as provided in the 2005 Long-Term Incentive Plan discussed previously. Therefore, none of our named executive officers will receive any cash severance payments in the event we undergo a change in control, unless their employment agreement, if any, otherwise provides.

Other Benefits

We seek to maintain an open and inclusive culture in our facilities and operations among executives and other company employees. Thus, we do not provide executives with separate dining or other facilities, nor do we have programs for providing personal-benefit perquisites to executives, such as permanent lodging or defraying the cost of personal entertainment or family travel, except under the terms of the executive employment agreements described elsewhere herein. Our basic health care and other insurance programs are generally the same for all eligible employees, including the named executive officers. In addition, for 2009 the named executive officers received a company paid Executive Medical Reimbursement plan for uncovered expenses on our standard health, dental and vision insurance, through Exec-u-care. This benefit was discontinued on December 31, 2009.

Insurance

All full-time employees, including the named executive officers, are eligible to participate in our standard medical, dental, long-term and short-term disability and life insurance plans. The terms of such benefits for the named executive officers are generally the same as those for all other company employees, with the exception of the level of insurance coverage. We pay approximately two-thirds of the annual health insurance premium with employees paying the balance through payroll deductions. For division directors and above, we pay the entire premium for a basic long term care insurance plan. In addition, division directors and above receive company-paid basic term life insurance and accidental death and dismemberment (AD&D) insurance in an amount of $500,000. Our executive officers receive up to $1,000,000 insurance amount of basic life insurance and AD&D insurance paid by us. All other full-time employees receive basic life insurance and AD&D insurance coverage equal to their annual salary, up to $150,000, paid by us. We pay a portion of the elected short-term and long-term disability insurance opted by our employees.

401(k)

We sponsor a 401(k) Plan, which is a qualified defined contribution retirement plan. Participants are provided the opportunity to make salary reduction contributions to the plan on a pre-tax basis. We have the ability to make discretionary matching contributions and discretionary profit sharing contributions to such plan. During 2009, our practice was to match 50% of the participant’s contributions, up to an aggregate of 6% of each participant’s earnings. The company match vests over a three year period, subject to continued employment. After three years of continuous employment, the company match is 100% vested.

Determination of Executive Officer Compensation

Our executive officers include Richard K. Howe, our Chief Executive Officer, and Gail L. Babitt, our Chief Financial Officer. Both Mr. Howe and Ms. Babitt are parties to employment agreements with us which set forth the terms of our compensation arrangements with each of these individuals.

Employment Agreement with Richard K. Howe

On November 3, 2008, we entered into an employment agreement with Mr. Howe pursuant to which he became our President and CEO on November 17, 2008. Mr. Howe’s compensation is determined pursuant to the terms of this agreement. In connection with entering into the employment agreement, we issued Mr. Howe under our 2005 Long Term Incentive Plan five year options to purchase 2,367,623 shares of our common stock at an exercise price of $0.25 per share. Of this amount, 2,029,391 shares vest one-third per year for each year of his employment with all such shares vested upon the third anniversary. Under the present terms of the agreement, an additional 338,232 shares immediately vest upon our market capitalization remaining above $150 million for the period between any two quarterly earnings calls prior to the fifth anniversary of Mr. Howe’s starting date while he is employed, subject to the terms and conditions of the 2005 Long Term Incentive Plan. Our Board is recommending the removal of the market capitalization provision related to these options as discussed later in this proxy statement under Proposal 4.

The employment agreement also provides for:

•

a term ending December 31, 2011;

•

base salary equal to $395,000 per annum during the term of the agreement;

•

a discretionary annual bonus of up to 75% of Mr. Howe’s salary commencing in 2009, as determined by the Compensation Committee;

•

a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of one year thereafter;

•

other benefits that are generally available to our executive management; and

•

relocation assistance pursuant to which we agreed to pay Mr. Howe $2,000 per month as a temporary Florida housing allowance until he sells his home in Little Rock, AR, initially for a period not to exceed 24 months, and reimbursement for:

•

the reasonable and customary real estate commission not to exceed 6% of the sale price, and closing costs, legal fees and transfer taxes not to exceed $5,000 in the aggregate, which Mr. Howe actually pays upon the closing of the sale of his current residence, and

•

the reasonable and customary costs of relocation from Little Rock, AR area to the Tampa, FL area.

In January 2010, the Board agreed to extend the payment of the relocation assistance to Mr. Howe beyond December 31, 2010.

The employment agreement may be terminated:

•

by Mr. Howe at any time upon not less than 90-day prior written notice to us,

•

by us for “cause” or the disability of Mr. Howe,

•

automatically upon the his death, or

•

by Mr. Howe for “good reason” as defined in the agreement.

Under Mr. Howe’s employment agreement “cause” generally means:

•

gross neglect in the performance of his duties,

•

failure or refusal to follow reasonable instructions,

•

violation of any provision of our charter documents or bylaws,

•

if he is charged or indicted with a criminal offense or sued in civil ligation which material relates to or calls into question his integrity or honesty,

•

a breach of material term of the agreement,

•

failure to disclose any material matters concerning his background or qualifications, or

•

if the SEC issues an order prohibiting him from serving as an officer of our company.

Under the terms of his employment agreement, “good reason” generally means:

•

if we fail to pay him any material amount due,

•

if a change of control occurs,

•

a material breach by us of the agreement,

•

if our stockholders fail to re-elect him as a director or if he is removed as an executive officer or directors; or

•

an involuntary relocation more than 50 miles from our principal office following any change of control.

Except in the case of termination for the death or disability of Mr. Howe or termination for cause, in the event that we terminate the employment agreement prior to the end of the term, or if Mr. Howe terminates for good reason, Mr. Howe is entitled to receive a severance amount equal to his salary and bonus, if any bonus attainment criteria are satisfied post-termination, less all applicable deductions, that would have become due and owing to him through the one year anniversary of the date of his termination of employment. If at any time during this severance period Mr. Howe should receive any other compensation for his labor or services, the severance which otherwise would have been payable to him but for such other compensation will be reduced so that only the net positive difference, if any, between the cumulative salary amount which we would have paid and the total compensation received or receivable as a result of his labor or services will be paid to him.

If the employment agreement is terminated by Mr. Howe for other than good reason, or by us for cause, we are obligated to pay Mr. Howe all earned and accrued salary and expense reimbursements earned or accrued for services rendered up to the date of termination. Mr. Howe is also entitled to receive a pro-rata bonus based upon the bonus he would subsequently have earned for the year in which his employment was terminated, if any, paid on the original date such bonus would have been payable.

Employment Agreement with Gail L. Babitt

In March 2009, we entered into an employment agreement with Ms. Babitt pursuant to which she became our Chief Financial Officer effective March 30, 2009. In connection with employment agreement, we agreed to issue her 2005 Long Term Incentive Plan options to purchase 750,000 shares of our common stock with an exercise price equal to the greater of the fair market value of our stock or $0.25 per share. These options vest one-third per year for each year of her employment with all such shares vested upon the third anniversary of starting date. The employment agreement also provides for:

•

a term ending March 31, 2012;

•

base salary equal to $250,000 per annum during the term of the agreement;

•

a discretionary annual bonus of up to 75% of her salary commencing in 2009, as determined by our Compensation Committee;

•

a non-competition and non-solicitation covenant during the term of the employment agreement and for a period of one year thereafter;

•

other benefits that are generally available to our executive management; and

•

relocation assistance, consisting of our company paying to Ms. Babitt $2,000 per month as a temporary Florida housing allowance until she sells her home in Omaha, Nebraska, not to exceed twelve 12 months, and reimbursing:

•

the reasonable and customary real estate commission not to exceed 6% of the sale price, and closing costs, legal fees and transfer taxes not to exceed $5,000 in the aggregate, which she actually pays upon the closing of the sale of her current residence, and

•

the reasonable and customary costs of relocation from Omaha, NE area to the Tampa, FL area.

The employment agreement can be terminated:

•

by Ms. Babitt at any time upon not less than 90-day prior written notice to us,

•

by us for “cause” as defined in the agreement or her disability,

•

automatically upon her death, or

•

by Ms. Babitt for “good reason” as defined in the agreement.

Under Ms. Babitt’s employment agreement “cause” generally means the same as the definitions used in Mr. Howe’s agreement. Under her employment agreement, “good reason” generally means:

•

if we fail to pay her any material amount due,

•

if a change of control occurs,

•

a material breach by us of the agreement, or

•

an involuntary relocation more than 50 miles from our principal office following any change of control.

Except in the case of termination of the employment agreement by reason of death or disability or by reason of our termination for “cause”, in the event that we terminate the agreement prior to the end of the term of the agreement, or if Ms. Babitt terminates her employment for good reason, she is entitled to be paid a severance amount equal to the salary and bonus, if any bonus attainment criteria are satisfied post-termination that would have otherwise become due and owing to her date through the one year anniversary of the date of her termination of employment. If at any time during this severance period Ms. Babitt should receive any other compensation for her labor or services, the severance which otherwise would have been payable to her but for such other compensation will be reduced so that only the net positive difference, if any, between the cumulative salary amount which we would have paid and the total compensation received or receivable as a result of her labor or services will be paid to her.

If the employment agreement is terminated by Ms. Babitt for other than good reason, or by us for cause, we are obligated to pay Ms. Babitt all earned and accrued salary and expense reimbursements earned or accrued for services rendered up to the date of termination. Ms. Babitt is also entitled to receive a pro-rata bonus based upon the bonus she would subsequently have earned for the year in which her employment was terminated, if any, paid on the original date such bonus would have been payable.

Summary Compensation Table

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for:

•

all individuals serving as our principal executive officer or acting in a similar capacity during the year ended December 31, 2009,

•

our two most highly compensated named executive officers at December 31, 2009 whose annual compensation exceeded $100,000, and

•

up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as a named executive officer of our company at December 31, 2009.

The value attributable to any option awards is computed in accordance with FASB ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 12 of the Notes to our Financial Statements for the year ended December 31, 2009 appearing in our Annual Report on Form 10-K.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan compen- sation ($)	Non- Qualified Deferred compen- sation earnings ($)	All Other compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard K. Howe[1]	2009	395,000	—	—	226,590	—	—	62,653	684,243
	2008	38,043	—	—	178,282	—	—	—	216,325

Gail L. Babitt[2]	2009	187,500	—	—	105,212	—	—	92,268	384,980

———————

1

All other compensation for Mr. Howe in 2009 includes $56,733 for relocation expenses and $5,920 for medical reimbursements under the Exec-u-care program.

2

All other compensation for Ms. Babitt includes $88,747 for relocation expenses, $2,513 for medical reimbursements under the Exec-u-care program and $1,008 for club membership dues.

Outstanding Equity Awards at Year End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2009:

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised options (#) exercisable	Number of Securities Underlying Unexercised options (#) Unexercisable	Equity incentive plan awards: Number of Securities Underlying Unexercised Unearned options (#)	Option Exercise price ($)	Option Expiration date	Number of Shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity Incentive Plan awards: Number of Unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan awards: Market or Payout value of unearned shares, units or other rights that have not vested (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard K. Howe[1]	676,464	1,691,159	—	0.25	11/17/13	—	—	—	—
	—	1,050,000	—	0.25	12/24/14	—	—	—	—

Gail L. Babitt[2]	—	750,000	—	0.25	3/30/14	—	—	—	—
	—	140,000	—	0.25	12/24/14	—	—	—	—

———————

1

Of the 1,691,159 shares underlying unexercisable options in column (c) above includes options to purchase 676,464 shares which vest on November 17, 2010, options to purchase 676,463 shares which vest on November 17, 2011 and options to purchase 338,232 shares which vest upon our attainment of certain market capitalization. Of the 1,050,000 shares underlying unexercisable options in column (c) above includes options to purchase 350,000 shares which vest on December 24, 2010, options to purchase 350,000 shares which vest on December 24, 2011 and options to purchase 350,000 shares which vest on December 24, 2012. If Proposal 4 of this proxy statement is approved by our stockholders, the options to purchase 338,232 shares will vest in arrears in three equal annual installments beginning on the date the amendment to Mr. Howe’s employment agreement is approved.

2

Of the 750,000 shares underlying unexercisable options in column (c) above includes options to purchase 250,000 shares which vested on March 31, 2010, options to purchase 250,000 shares which vest on March 30, 2011 and options to purchase 250,000 shares which vest on March 31, 2012. Of the 140,000 shares underlying unexercisiable options in column (c) above includes options to purchase 46,667 shares which vest on December 24, 2010, options to purchase 46,667 shares which vest on December 24, 2011 and options to purchase 46,666 shares which vest on December 24, 2012.

The vesting of all of the foregoing options is subject to the continued employment of Mr. Howe and Ms. Babitt. Accordingly, Ms. Babitt will forfeit all unvested options effective with her departure from our company.

2005 Long-Term Incentive Plan

Plan Administration

The Compensation Committee has full authority to administer the 2005 Long-Term Incentive Plan (“2005 Plan”) including determining recipients of awards and the amount and type of awards. The Compensation Committee has the discretionary authority to interpret the 2005 Plan, to amend, waive or extend any provision or unit of any award, to approve the forms of agreement for use under the 2005 Plan and to otherwise supervise the administration of the 2005 Plan. While reference is made to the power and authority of the Compensation Committee throughout this discussion of the 2005 Plan, in all situations or circumstances the Board of Directors may supersede any of its committees.

Limits on Plan Awards

The Board has reserved a maximum of 10,000,000 shares of common stock for issuance under the 2005 Plan. A participant may receive multiple awards under the 2005 Plan.

Shares delivered under the 2005 Plan will be authorized but unissued shares of our common stock. To the extent that any award payable in shares is forfeited or an award otherwise terminates or expires without the issuance of shares or vesting of restricted stock units, the shares covered thereby may again be made subject to awards under the 2005 Plan unless the participant who had been awarded those shares had already received dividends or other benefits of ownership with respect to those shares, but will be counted against that calendar year’s limit with respect to a given participant.

Eligibility and Participation

The Compensation Committee has the discretion to designate participants under the 2005 Plan. Awards may be granted under the 2005 Plan to our employees and employees of our direct or indirect subsidiaries, and to any director, consultant, agent, individual, company, advisor or independent contractor who renders bona fide services to us or any of our direct or indirect subsidiaries that is not in connection with the offer and sale of our securities in a capital raising transaction and does not directly or indirectly promote or maintain a market for our securities. We will only grant incentive stock options to our employees including employees of any of our indirect or direct subsidiaries.

Types of Plan Awards

The Compensation Committee may grant the following types of awards under the 2005 Plan.

Stock Options. Options to purchase shares of our common stock may be granted alone or in connection with other awards under the 2005 Plan. Options granted under the 2005 Plan may be either nonqualified stock options or incentive stock options qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The exercise price of any stock option granted under the 2005 Plan may not be less than the fair market value of the shares of common stock at the date of grant. Further, in the event that an employee would otherwise be ineligible to receive an incentive stock option by reason of Code Sections 422(b)(6) or 424(d), the price of the shares intended to be incentive stock options may not be less than 110% of the fair market value of the shares of common stock at the date of grant. The exercise price is payable in cash or by certified check, in certain cases in shares of our common stock, or as otherwise permitted by the Compensation Committee.

The Compensation Committee determines the terms of each option at the time of the grant. Generally, the Compensation Committee has discretion to provide for an exercise term of up to 10 years or, with respect to an incentive stock option, five years in the case of a participant who on the date of grant owns more than 10% of our outstanding voting stock. The Compensation Committee may specify at or after the date of grant the time or times at which, and in what proportions, an option becomes vested and exercisable. Generally, options may be exercised commencing on or after the date of grant and ending on the expiration or termination of the option. Vesting may be based on the continued service of the participant for specified time periods or on the company attaining specified performance goals or both.

If the participant is not vested as to his or her entire option at the time the participant terminates employment or is terminated as an employee, the unvested portion of the option will revert to the plan. If, after termination, the participant does not exercise his or her option within the time specified in the relevant agreement governing the option, the option will terminate and the shares will revert to the plan.

Restricted Stock. The Compensation Committee may also grant awards of common stock subject to restrictions. Awards of common stock granted under the 2005 Plan may be granted alone or in connection with other awards under the 2005 Plan. Restricted stock represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements. Vesting requirements may be based on the continued service of the participant for specified time periods or on the company or the person, or both, attaining specified performance goals. Dividends or other distributions may be paid on shares of restricted stock. Recipients of restricted stock may have the same rights as our stockholders, including all voting and dividend rights.

Other Stock-Based Awards. The Compensation Committee may grant other awards valued by reference to, or otherwise based on, shares of our common stock or on the fair market value thereof and subject to any terms and conditions determined by the Compensation Committee. The awards may be granted alone or in tandem with other awards under the 2005 Plan.

Section 162(m) Awards

Awards of stock options granted under the 2005 Plan will automatically qualify for the “performance-based compensation” exception under Section 162(m) of the Code pursuant to their expected terms. Under Section 162(m), the terms of the award must state an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the award although the Compensation Committee has the discretion to decrease the amount of compensation payable.

Effect of Change in Control

Awards under the 2005 Plan are generally subject to special provisions upon the occurrence of a “change in control” transaction, as defined in the 2005 Plan. Under the 2005 Plan, in the event a participant is terminated “without cause” (as that term is defined in the agreement governing the award to the participant) during the one year period following a “change in control,” then:

•

any and all options granted thereunder which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “current year’s percentage” (as defined below) of any options which are tied to performance standards that could possibly be achieved during the calendar year in which the participant’s employment has been terminated, will be deemed to vest in full and become immediately exercisable, and will remain exercisable throughout their entire term;

•

any restrictions imposed on restricted shares of common stock will lapse with respect to restricted shares which would vest with the passage of time were the participant to continue as an employee for the applicable period and the “current year’s percentage” of any restricted shares which are tied to performance standards that could possibly be achieved during the calendar year in which the participant’s employment has been terminated will be deemed earned; and

•

the maximum payout opportunities attainable under all other stock-based awards which would vest with the passage of time were the participant to continue as an employee for the applicable period will be deemed to be vested in full and the “current year’s percentage” will be deemed to have been fully earned for the calendar year in which the participant’s employment has been terminated.

Any of the awards vesting or exercised by virtue of a change in control will be paid in cash or in the sole discretion of the Compensation Committee in shares to the participant within 30 days following the effective date of the termination of employment. Any shares issued in respect of these awards shall be valued at the fair market value as of the effective date of the termination of employment without cause.

The “current year’s percentage” means that percentage of the performance-based award that would have been satisfied for the calendar year in question based upon the product of (i) the percentage of calendar quarters completed for the year in which the employee is terminated without cause, multiplied by (ii) the performance-based award that the employee would have earned had the entire four calendar quarters of our performance and the employee’s performance for the year equaled the average quarterly performance for all calendar quarters completed prior to termination of the employee’s employment for the year in question.

Adjustments for Corporate Changes

In the event of a recapitalization, reclassification, stock split, combination, exchange, dividend or other distributions payable in capital stock, or other change in our corporate structure, we will adjust the number, kind and, with respect to options, the exercise price of, shares available for grant.

Term, Amendment and Termination

The Compensation Committee may, from time to time, amend or terminate the 2005 Plan. No amendment or modification of the 2005 Plan will adversely affect any outstanding award previously granted.

Plan Benefits

Future benefits under the 2005 Plan are not currently determinable.

U.S. Tax Treatment of Awards

Incentive Stock Options. An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise for the longer of two years from the date of grant or one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a “disqualifying disposition”) then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, we will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee’s income as compensation. The optionee’s basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will at that time realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation recognized by the optionee. The optionee’s basis in such shares is equal to the sum of the option price plus the amount includible in his or her income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be a long-term or short-term capital gain (or loss), depending upon the holding period of the shares.

Other Awards. Recipients of restricted stock are generally subject to ordinary income tax at the time the restrictions lapse on the shares, unless the recipient elects to accelerate recognition as of the date of grant. Recipients of unrestricted stock awards are generally subject to ordinary income tax at the time of grant. In each of the foregoing cases, we will generally be entitled to a corresponding tax deduction at the same time the participant recognizes ordinary income.

PRINCIPAL STOCKHOLDERS

At April 27, 2010, we had 84,450,928 shares of common stock issued and outstanding. The following table sets forth information known to us as of April 27, 2010 relating to the beneficial ownership of shares of our common stock by:

•

each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•

each director and nominee;

•

each named executive officer; and

•

all named executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760. We believe that all persons, unless otherwise noted, named in the table have sole voting and investment power with respect to all shares of common stock shown as being owned by them. Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) and that can be acquired by him within 60 days from the that date, including upon the exercise of options, warrants or convertible securities. We determine a beneficial owner's percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of the that date, have been exercised or converted.

Name of Beneficial Owner	# of Shares Beneficially Owned	% of Class
Richard K. Howe[1]	1,166,964	1.4
Mitch Tuchman[2]	460,500	*
Charles Pope[3]	297,667	*
Charles Morgan[4]	11,474,350	13.6
John (Jack) Balousek[5]	106,667	*
Gail L. Babitt[6]	528,000	*
All named executive officers, directors and director nominees as a group (six persons)(1, 2, 3, 4, 5 and 6)	14,034,148	16.4
William Blair & Company, LLC[7]	10,538,813	12.5

———————

*

represents less than 1%

1

The number of securities beneficially owned by Mr. Howe includes options to purchase 676,464 shares of our common stock underlying options exercisable at $0.25 per share but excludes:

•

options to purchase an aggregate of 2,402,927 shares of our common stock with an exercise price of $0.25, and

•

options to purchase an additional 338,232 shares of our common stock with an exercise price of $0.25 per share which vest upon our market capitalization remaining above $150 million for the period between any two quarterly earnings calls prior to the fifth anniversary of Mr. Howe’s starting date while he is employed. If Proposal 4 is approved, the terms of these options will be amended.

2

The number of securities beneficially owned by Mr. Tuchman includes options to purchase 150,000 shares of our common stock with an exercise price of $0.69 per share but excludes options to purchase 75,000 shares of our common stock with an exercise price of $0.69 per share and options to purchase 75,000 shares of our common stock with an exercise price of $0.27 per share which have not yet vested.

3

The number of securities beneficially owned by Mr. Pope includes options to purchase 66,667 shares of our common stock with an exercise price of $0.69 per share but excludes options to purchase 133,333 shares of our common stock with an exercise price of $0.69 per share and options to purchase 75,000 shares of our common stock with an exercise price of $0.27 per share which have not yet vested.

4

The number of securities beneficially owned by Mr. Morgan includes 4,250,000 shares of our common stock owned by Bridgehampton Capital Management LLC over which Mr. Morgan has indirect control but excludes options to purchase 200,000 shares of our common stock with an exercise price of $0.29 per share which have not yet vested.

5

The number of securities beneficially owned by Mr. Balousek includes options to purchase 66,667 shares of our common stock with an exercise price of $0.69 per share but excludes options to purchase 133,333 shares of our common stock with an exercise price of $0.69 per share and options to purchase 75,000 shares of our common stock with an exercise price of $0.27 per share which have not yet vested.

6

The number of securities beneficially owned by Ms. Babitt includes option to purchase 250,000 shares of our common stock with an exercise price of $0.25 per share but excludes options to purchase 640,000 shares of our common stock with an exercise price of $0.25 per share which have not yet vested.

7

Information on beneficial ownership of William Blair & Company, LLC is based upon a Schedule 13G filed with the SEC on February 5, 2010. William Blair & Company, LLC’s address is 222 W. Adams, Chicago, IL 60606.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth securities authorized for issuance under any equity compensation plans approved by our stockholders as well as any equity compensation plans not approved by our stockholders as of December 31, 2009.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Plans approved by our stockholders:
2005 Long-Term Incentive Plan	9,946,954	$0.38	53,046
Plans not approved by stockholders:	996,009	$1.87	—

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2009, we sold 16,740,000 shares of our common stock at a purchase price of $0.25 per share resulting in gross proceeds to us of approximately $4.2 million. This offering was an at the market offering conducted as a takedown from our shelf registration statement which was declared effective by the SEC in January 2007 and the price paid per share was above the fair market value of our common stock on the date of subscription. Included purchasers in this offering, along with several institutional investors, were Messrs. Howe, Tuchman, Pope, Morgan and Balousek, who are members of our Board of Directors, Bridgehampton Arbitrage, LLC, which is an affiliate of Mr. Morgan, and Ms. Babitt, our Chief Financial Officer, who purchased an aggregate of approximately $1.7 million in the offering upon the same terms and conditions as the other investors.

Other than this participation in the offering, there have been no transactions since January 1, 2009 nor are there any currently proposed transactions in which we were or are to be participant in which any related person had or will have a direct or indirect material interest.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1

ELECTION OF CLASS II DIRECTOR

Our Board of Directors currently consists of five individuals. Pursuant to our by-laws, beginning at our 2008 annual meeting our Board was divided into three classes and six members of our Board of Directors were elected at the 2008 annual meeting. As the 2008 annual meeting was the first election of classified directors, the terms of the Class I and Class II directors were shortened to the 2009 and 2010 annual meetings, respectively. The terms of the Class III directors elected at the 2008 annual meeting were three years, expiring at the 2011 annual meeting.

The Board, upon recommendation by the Nominating and Corporate Governance Committee, has nominated Mr. Charles Pope for re-election as a Class II director to hold office until the 2013 annual meeting of stockholders or until his successor has been duly elected and qualified. Biographical information concerning Mr. Pope appears earlier in this proxy statement under “Board of Directors.” In the event Mr. Pope is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person as the Board of Directors may recommend. The Board has no reason to believe that Mr. Pope will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF THE CLASS II DIRECTOR NOMINEE.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF KIRKLAND RUSS, MURPHY & TAPP, P.A.

The Audit Committee has appointed Kirkland Russ, Murphy & Tapp, P.A. as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010. Representatives of Kirkland Russ, Murphy & Tapp, P.A. will be present at the annual meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders. Although stockholder ratification of the appointment of our independent auditor is not required by our by-laws or otherwise, we are submitting the selection of Kirkland Russ, Murphy & Tapp, P.A. to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION

OF THE APPOINTMENT OF KIRKLAND RUSS, MURPHY & TAPP, P.A.

PROPOSAL 3

APPROVAL OF THE 2010 EQUITY COMPENSATION PLAN

On April 28, 2010, our Board of Directors approved the 2010 Equity Compensation Plan (the “2010 Plan”), and recommended the adoption of the 2010 Plan by our stockholders. The 2010 Plan will reserve 7,000,000 shares of our common stock for issuance pursuant to the terms of the plan upon the grant of restricted stock awards, deferred stock grants, stock appreciation rights and/or the exercise of options granted under the 2010 Plan. The 2010 Plan also contains an “evergreen formula” pursuant to which the number of shares of common stock available for issuance under the 2010 Plan will automatically increase on the first trading day of January each calendar year during the term of the 2010 Plan, beginning with calendar year 2011, by an amount equal to 1% of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, up to a maximum annual increase of 1,500,000 shares of common stock.

The 2010 Plan provides for the grant of restricted stock awards, deferred stock grants, stock appreciation rights, incentive stock options (“ISOs”) and non-statutory stock options (“NSOs”). The terms and provisions of the 2010 Plan are summarized below, which summary is qualified in its entirety by reference to the 2010 Plan, a copy of which is attached as Appendix A to this proxy statement.

The purpose of the 2010 Plan is to advance the interests of our company by providing an incentive to attract, retain and motivate highly qualified and competent persons who are important to us and upon whose efforts and judgment the success of our company is largely dependent. Grants to be made under the 2010 Plan may be made to our employees, our executive officers and members of our Board of Directors. The recipient of any grant under the 2010 Plan, and the amount and terms of a specific grant, will be determined by the Compensation Committee. No grants have been made under the 2010 Plan since its adoption by the Board of Directors and no grants will be made until the plan is approved by our stockholders. If the 2010 Plan is not approved at the annual meeting, the Board of Directors will terminate the plan.

On December 23, 2009 our Board of Directors, subject to stockholder approval of the 2010 Plan, made the following allocations of options to be granted under the 2010 Plan for services to be rendered during 2010:

Name and Position	No. of Shares
Richard K. Howe, CEO	611,768
Gail L. Babitt, CFO	85,000
All current executive officers as a group[1]	696,768
Non-executive officer employee group	275,000
Total	971,768

———————

1

Includes the allocation to Mr. Howe and Ms. Babitt. When granted, the exercise price of all options will be fair market value of our common stock on the date of grant with a floor of $0.25 per share and the options will vest annually, in thirds, in arrears. As a result of Ms. Babitt’s notice of her intent to resign from our company on or before July 5, 2010, if the 2010 Plan is approved by our stockholders no options will be granted to her.

Administration and Eligibility

The 2010 Plan will be administered by the Compensation Committee of our Board of Directors. The Compensation Committee will determine, from time to time, those of our employees, executive officers and/or directors to whom stock awards or plan options will be granted, the terms and provisions of each such grant, the dates such grants will become exercisable, the number of shares subject to each grant, the purchase price of such shares and the form of payment of such purchase price. All other questions relating to the administration of the 2010 Plan and the interpretation of the provisions thereof are to be resolved at the sole discretion of the Compensation Committee.

Amendment and Termination of the 2010 Plan

The Board of Directors may amend, suspend or terminate the 2010 Plan at any time, except that no amendment shall be made which:

•

increases the total number of shares subject to the plan in excess of the evergreen formula or changes the minimum purchase price therefore (except in either case in the event of adjustments due to changes in our capitalization),

•

affects outstanding options or any exercise right thereunder,

•

extends the term of any option beyond 10 years, or

•

extends the termination date of the plan.

Unless the plan is suspended or terminated by the Board of Directors, the 2010 Plan will terminate 10 years from the date of the plan’s adoption. Any termination of the 2010 Plan will not affect the validity of any options previously granted thereunder.

Grants under the 2010 Plan

Plan options under the 2010 Plan may either be options qualifying as ISOs under Section 422 of the Internal Revenue Code, or options that do not so qualify which are known as NSOs. Any option granted under the 2010 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our common stock must be at least 110% of such fair market value as determined on the date of the grant.

In addition, the 2010 Plan allows for the inclusion of a reload option provision, which permits an eligible person to pay the exercise price of the option with shares of common stock owned by the eligible person and receive a new option to purchase shares of common stock equal in number to the tendered shares. Furthermore, restricted stock grants may also be made, as well as deferred stock grants and stock appreciation rights.

Subject to the limitation on the aggregate number of shares issuable under the plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person. Shares used for stock grants and plan options may be authorized and unissued shares or shares reacquired by us, including shares purchased in the open market.

Adjustment Upon Changes in Capitalization or other Corporate Event

The 2010 Plan provides that, in the event of any dividend (other than a cash dividend) payable on shares of our common stock, stock split, reverse stock split, combination or exchange of shares, or other similar event occurring after the grant of an award which results in a change in the shares of our common stock as a whole, (i) the number of shares issuable in connection with any such award and the purchase price thereof, if any, will be proportionately adjusted to reflect the occurrence of any such event and (ii) the Compensation Committee will determine whether such change requires an adjustment in the aggregate number of shares reserved for issuance under the 2010 Plan or to retain the number of shares reserved and available under the plan in their sole discretion. Any adjustment, however, does not change the total purchase price payable for the shares subject to outstanding options. In the event of our proposed dissolution or liquidation, a proposed sale of all or substantially all of our assets, a merger or tender offer for our shares of common stock, the Compensation Committee may declare that each option granted under the plan shall terminate as of a date to be fixed by the committee; provided that not less than 30 days written notice of the date so fixed shall be given to each participant holding an option, and each such participant shall have the right, during the period of 30 days preceding such termination, to exercise the participant’s option, in whole or in part, including as to options not otherwise exercisable.

Assignability of Plan Options and Termination of Employment

All plan options are nonassignable and nontransferable, except by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by such optionee, except as provided by the Compensation Committee. If an optionee shall die while our employee or within three months after termination of employment by us because of disability, retirement or otherwise, such options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of death or termination of employment, by the person or persons to whom the optionee’s right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators. Options are also subject to termination by the Compensation Committee under certain conditions.

In the event of termination of employment because of death while an employee, or because of disability, the optionee’s options may be exercised not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier, or in the event of termination of employment because of retirement or otherwise, not later than the expiration date specified in the option or one year after the optionee’s death, whichever date is earlier. If an optionee’s employment by us terminates because of disability and such optionee does not die within the following three months after termination, the options may be exercised, to the extent that the optionee shall have been entitled to do so at the date of the termination of employment, at any time, or from time to time, but not later than the expiration date specified in the option or one year after termination of employment, whichever date is earlier. If an optionee’s employment terminates for any reason other than death or disability, the optionee may exercise the options to the same extent that the options were exercisable on the date of termination, for up to three months following such termination, or on or before the expiration date of the options, whichever occurs first. In the event that the optionee was not entitled to exercise the options at the date of termination or if the optionee does not exercise such options (which were then exercisable) within the time specified herein, the options shall terminate. If an optionee’s employment terminates for any reason other than death, disability or retirement, all rights to exercise the option will terminate not later than 90 days following the date of such termination of employment, except as otherwise provided under the plan. Non-qualified options are not subject to the foregoing restrictions unless specified by the compensation committee.

Summary of Federal Tax Consequences

The following is only a brief summary of the effect of federal income taxation on an optionee under the 2010 Plan. Effective January 1, 2006, we adopted FASB ASC Topic 718. This Statement requires that compensation costs related to share-based payment transactions, such as stock options or restricted stock award, be recognized in the financial statements. Under ASC Topic 718, an optionee, recipient of a restricted stock award and our company will be subject to certain tax consequences and accounting charges, regardless of the type of option or restricted stock award.

Options granted under the 2010 Plan may be either ISOs which satisfy the requirements of Section 422 of the Internal Revenue Code or NSOs which do not meet such requirements. The federal income tax treatment for the two types of options differs, as summarized below.

•

ISOs. No taxable income is recognized by an optionee at the time of the grant of an ISO, and no taxable income is generally recognized at the time an ISO is exercised. However, the excess of the fair market value of the common stock received upon the exercise of an ISO over the exercise price is includable in the employee’s alternative minimum taxable income and may be subject to the alternative minimum tax (“AMT”). For AMT purposes only, the basis of the common stock received upon exercise of an ISO is increased by the amount of such excess.

An optionee will recognize taxable income in the year in which the purchased shares acquired upon exercise of an ISO are sold or otherwise disposed. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. An optionee will make a qualifying disposition of the purchased shares if the sale or disposition is made more than two years after the grant date of the option and more than one year after the exercise date. If an optionee fails to satisfy either of these two holding periods prior to sale or disposition, then a disqualifying disposition of the purchased shares will result.

Upon a qualifying disposition, an optionee will recognize long-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale or other disposition of the purchased shares and the exercise price paid for the shares except that, for AMT purposes, the gain or loss would be the difference between the amount realized upon the sale or other disposition of the purchased shares and the employee’s basis increased as described above. If there is a disqualifying disposition of the shares, then the optionee will generally recognize ordinary income to the extent of the lesser of the difference between the exercise price and (i) the fair market value of the common stock on the date of exercise, or (ii) the amount realized on such disqualifying disposition. Any additional gain recognized upon the disposition will be capital gain. If the amount realized is less than the exercise price, the optionee will, in general, recognize a capital loss. If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, to the extent the optionee recognizes ordinary income. In no other instance will we be allowed a deduction with respect to the optionee’s disposition of the purchased shares.

•

NSOs. No taxable income is recognized by an optionee upon the grant of an NSO. The optionee will in general recognize ordinary income, in the year in which an NSO is exercised, equal to the excess of the fair market value of purchased shares on the date of exercise over the exercise price paid for such shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon a subsequent sale of the purchased shares, the optionee will generally recognize either a capital gain or a capital loss depending on whether the amount realized is more or less than the exercise price. We will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to an exercised NSO. The deduction will in general be allowed for our taxable year in which ordinary income is recognized by the optionee in connection with the acquisition of the option shares.

•

Restricted Stock. Unless the recipient of a restricted stock grant elects to treat such grant as ordinary income at the time the grant is made, the recipient does not recognize taxable income upon the grant of restricted stock. Instead, the recipient will recognize ordinary income at the time of vesting (i.e. when the restrictions on the grant lapse) equal to the fair market value of the restricted shares on the vesting date minus any amount paid for the restricted shares. At the time that the recipient recognizes ordinary income in respect of the restricted stock grant, we would be entitled to a tax deduction for compensation expense equal to the amount of ordinary income recognized by the recipient.

The foregoing is only a summary of the effect of federal income taxation upon us and the participants under the 2010 Plan. It does not purport to be complete, and does not discuss all of the tax consequences of a participant’s death or the provisions of the income tax laws of any state, municipality, or foreign country in which the participants may reside.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2010 PLAN.

PROPOSAL 4

APPROVAL OF THE AMENDMENT OF RICHARD K. HOWE’S EMPLOYMENT AGREEMENT

As described earlier in this proxy statement under Executive Compensation - Employment Agreement with Richard K. Howe, in November 2008 we entered into an employment agreement with Mr. Howe pursuant to which he became our President and CEO. In connection with entering into the employment agreement, we issued Mr. Howe under our 2005 Long Term Incentive Plan five year options to purchase 2,367,623 shares of our common stock at an exercise price of $0.25 per share. Of this amount, 2,029,391 shares vest one-third per year for each year of his employment with all such shares vested upon the third anniversary. Under the present terms of the agreement, an additional 338,232 shares (the “Contingent Options”) immediately vest upon our market capitalization remaining above $150 million for the period between any two quarterly earnings calls prior to the fifth anniversary of Mr. Howe’s starting date while he is employed, subject to the terms and conditions of the 2005 Long Term Incentive Plan.

Our Board is recommending the removal of the market capitalization provision related to the Contingent Options. When making its decision to recommend this change to Mr. Howe’s employment agreement, the Board considered a number of factors, including events which have occurred since he joined the company as well as ongoing internal changes. These factors included that the original capitalization criterion was inserted in Mr. Howe’s employment agreement at the inception of his employment by us and since that time there have been fundamental changes in our business operations, structure and capitalization, as well as his instrumental role in attracting key executive talent which the Board believes is critical to our future. The Board also considered that Mr. Howe will be assuming increased job responsibilities at the present time based on recent personnel realignment at our company and the Board wants to ensure that it can retain the services of Mr. Howe as our Chief Executive Officer given the competitive environment in which our company operates.

We have included the proposed amendment to Mr. Howe’s employment agreement as Appendix B to this proxy statement. While the initial terms of Mr. Howe’s employment agreement did not require stockholder approval, under the rules of the NYSE Amex require stockholder approval of any material change in any equity compensation arrangement pursuant to which options or stock may be acquired by an executive officer.

If the proposed amendment is approved by our stockholders at the annual meeting, immediately following the meeting we will enter into the amendment with Mr. Howe’s pursuant to which the requirement that our market capitalization remain above $150 million for the period between any two quarterly earnings calls as a condition for the Conditional Options to vest will be waived and such Conditional Options will vest over three years, in arrears. Upon the vesting of the options, we will recognize an expense of approximately $80,000 over the three year vesting period.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE AMENDMENT TO MR. HOWE’S EMPLOYMENT AGREEMENT.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the annual meeting. If, however, other matters properly come before the 2010 annual meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

DISSENTER'S RIGHTS

Under Nevada law there are no dissenter's rights available to our stockholders in connection with the election of our members to our Board of Directors, the ratification of the appointment of our independent registered public accountant firm, the adoption of our 2010 Plan or the amendment to Mr. Howe’s employment agreement.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2009 Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2009 Form 10-K by writing to us at 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760, Attention: Corporate Secretary, or from our website, www.inuvo.com.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Inuvo, Inc., Attention: Corporate Secretary, 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760 or by faxing a communication to (727) 324-0063.

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, Inuvo, Inc., 15550 Lightwave Drive, Third Floor, Clearwater, Florida 33760. Please note that additional information can be obtained from our website at www.inuvo.com.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Richard K. Howe
Richard K. Howe, President and CEO

Clearwater, Florida

April 30, 2010

Appendix A

INUVO, INC.

2010 EQUITY COMPENSATION PLAN

1.

Purpose.

1.1

Purpose. The purpose of the Inuvo, Inc. 2010 Equity Compensation Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire an equity interest in the Company. The types of long-term incentive Awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

2.

Definitions.

2.1

Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan. Agreements shall be in the form(s) attached hereto.

(b)

“Award” means Stock Options, Restricted Stock and/or other Stock Based Awards awarded under the Plan.

(c)

“Board” means the Board of Directors of the Company.

(d)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(e)

“Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(f)

“Common Stock” means the common stock of the Company, $0.001 par value per share.

(g)

“Company” means Inuvo, Inc., a corporation organized under the laws of the State of Nevada.

(h)

“Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i)

“Effective Date” means the date set forth in Section 12.1, below.

(j)

“Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange (or on the last preceding trading date if such security was not traded on such date); (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the Pink OTC Markets Inc. or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)

“Holder” means a person who has received an Award under the Plan.

(l)

“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

A-1

(n)

“Normal Retirement” means retirement from active employment with the Company or any Subsidiary, other than for Cause or due to death or disability, of a Holder who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed five years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

(o)

“Other Stock-Based Award” means an Award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p)

“Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q)

“Plan” means the Inuvo, Inc. 2010 Equity Compensation Plan, as hereinafter amended from time to time.

(r)

“Repurchase Value” shall mean the Fair Market Value in the event the Award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the Award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the Award.

(s)

“Restricted Stock” means Common Stock, received under an Award made pursuant to Section 8, below that is subject to restrictions under said Section 8.

(t)

“SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u)

“Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v)

“Stock Option” or “Option” means any option to purchase shares of Common Stock that is granted pursuant to the Plan.

(w)

“Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

3.

Administration.

3.1

Committee Membership. The Plan shall be administered by the Committee, the Board or a committee designated by the Board. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code. The Committee shall conduct itself in conformance with the provisions of the Compensation Committee Charter.

3.2

Powers of Committee. The Committee shall have the authority and responsibility to recommend to the Board for approval, Awards for Board members, executive officers, non-executive employees and consultants of the Company, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a)

to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)

to determine the terms and conditions, not inconsistent with the terms of the Plan or requisite Board approval, of any Award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of Stock Options and the purchase price of Common Stock awarded under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c)

to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an Award granted hereunder;

(d)

to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash Awards made by the Company or any Subsidiary outside of this Plan; and

(e)

to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an Award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

3.3

Interpretation of Plan.

(a)

Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion, subject to Board authorization if indicated, and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b)

Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

4.

Stock Subject to Plan.

4.1

Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be seven (7) million shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2011, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 1,500,000 shares of Common Stock. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock Award, or Other Stock-Based Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and Awards under the Plan.

4.2

Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 4.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, (i) the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event and (ii) the Committee shall determine whether such change requires an adjustment in the aggregate number of shares reserved for issuance under the Plan or to retain the number of shares reserved and available under the Plan in their sole discretion. Any adjustment required by this Section 4.2 shall be made by the Committee, in good faith, subject to Board authorization if indicated, whose determination will be final, binding and conclusive.

4.3

Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees, (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 4.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 4.3, in the event of the occurrence of any transaction described in this Section 4.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

5.

 Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding anything to the contrary contained in the Plan, Awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.

Stock Options.

6.1

Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other Awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

6.2

Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)

Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Stockholder”).

(b)

Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)

Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case; Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent Awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(e)

Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(f)

Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g)

Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall there upon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)

Other Termination. Subject to the provisions of Section 13, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i)

Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j)

Buyout and Settlement Provisions. The Committee may at any time, subject to Board authorization, if indicated, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

7.

Stock Appreciation Rights.

7.1

Grant and Exercise. The Committee, subject to Board authorization, if indicated, may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

7.2

Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a)

Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b)

Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c)

Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d)

Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for Awards under the Plan. The number of shares available for Awards under the Plan will, however, may be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

8.

Restricted Stock.

8.1

Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee, subject to Board authorization, if indicated, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

8.2

Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(a)

Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)

Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)

Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

9.

Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10.

Accelerated Vesting and Exercisability.

10.1

Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other Awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and Awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and Awards.

10.2

Approved Transactions. The Committee may, subject to Board authorization, if indicated, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other Awards granted and outstanding under the Plan, and (ii) require a Holder of any Award granted under this Plan to relinquish such Award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such Award.

11.

Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12.

Term of Plan.

12.1

Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a)

to the extent that the Plan authorizes the Award of Incentive Stock Options, stockholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b)

the failure to obtain stockholder for the Plan as contemplated by subparagraph (a) of this Section 12 shall not invalidate the Plan; provided, however, that (i) in the absence of such stockholder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Committee to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2

Termination Date. Unless otherwise terminated by the Board, this Plan shall continue to remain effective until the earlier of ten (10) years from the Effective Date or such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13.

General Provisions.

13.1

Written Agreements. Each Award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any Award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2

Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3

Employees.

(a)

Engaging in Competition with the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time following the grant date of any such Award.

(b)

Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, subsequent to the grant of any Award under this Plan to such employee , the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time following the grant date of such Award.

(c)

No Right of Employment. Nothing contained in the Plan or in any Award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4.

Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5

Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the Awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6

Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other Award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7

Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

13.8

Other Benefit Plans. Any Award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to Awards under this Plan).

13.9

Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10

Applicable Laws. The obligations of the Company with respect to all Stock Options and Awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11

Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12

Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

Plan Amendments

Date Approved by Board	Date Approved by Stockholders, if necessary	Sections Amended	Description of Amendment(s)

FORM OF OPTION AWARD AGREEMENT

Inuvo, Inc.

15550 Lightwave Drive

Third Floor

Clearwater, FL 33760

[DATE]

_________________

_________________

_________________

Re:

Stock Option

Dear __________:

We are pleased to advise you that, on [_______], the Board of Directors of Inuvo, Inc. authorized the Award to you of an option to purchase [_______] shares of our common stock, par value $0.001 per share (the “Option”), upon the following terms and conditions:

1.

The Option is granted in accordance with and subject to the terms and conditions of the Company’s 2010 Equity Compensation Plan (the “Plan”).

2.

The Option is [an incentive] [non-qualified] stock option.

3.

The Option is exercisable commencing on [__________] and terminating at 5:00 pm New York time on [__________].

4.

The price at which the Option may be exercised is $[_____] per share.

5.

The Option is non-transferable and may be exercised, in whole or in part, during the exercise period, only by you, except that upon your death, the Option may be exercised strictly in accordance with the terms and conditions of the Plan.

6.

The exercise price and number of shares issuable upon exercise of the Option (the “Option Shares”) are subject to adjustment in accordance with the Plan in the event of stock splits, dividends, reorganizations and similar corporate events.

7.

If, neither the Option nor the Option Shares have been registered under the Securities Act of 1933, as amended (the “Act”), and the Option Shares may not be sold, assigned, pledged, transferred or otherwise disposed of absent registration under the Act or the availability of an applicable exemption from registration. All certificates evidencing the Option Shares will contain a legend describing this restriction on resale of the Option Shares. There is no assurance that there will be a public market into which you may sell the Option Shares or that you will be able to sell your Option Shares at a profit or at all.

8.

In order to exercise the Option, you must provide us with written notice that you are exercising all or a portion of your Option, the form of which is attached hereto as Exhibit A. The written notice must specify the number of Option Shares that you are exercising your Option for, and must be accompanied by the exercise price described in paragraph 4, above. Your Option Shares will be issued to you within approximately one week following our receipt of your exercise notice and cleared funds evidencing the exercise price.

9.

No rights or privileges of a stockholder of the Company are conferred by reason of the grant of the Option to you. You will have no rights of a stockholder until you have delivered your exercise notice to us and we have received the exercise price of the Option in cleared funds.

You understand that the Plan contains important information about your Option and your rights with respect to the Option. The Plan includes terms relating to your right to exercise the Option; important restrictions on your ability to transfer the Option or Option Shares; provisions relating to adjustments in the number of Option Shares and the exercise price; and early termination of the Option following the occurrence of certain events; including the termination of your relationship with us. By signing below, you acknowledge your receipt of a copy of the Plan. By acceptance of your Option, you agree to abide by the terms and conditions of the Plan.

10.

We file financial reports and other information with the United States Securities and Exchange Commission (“SEC”). The reports that we file contain information that is important in making a decision whether to exercise the Option or to sell the Option Shares. We urge you to review our reports and other information we file with the SEC. These documents may be viewed at the SEC’s website at www.sec.gov or at the Company’s website at www.inuvo.com.

11.

You hereby acknowledge your understanding that:

(a)

if your employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof you either (i) accept employment with any competitor of, or otherwise engages in competition with, the Company or (ii) disclose to anyone outside the Company or use any confidential information or material of the Company in violation of the Company’s policies or any agreement between you and the Company, the Compensation Committee, in its sole discretion, may require you to return to the Company the economic value of any Award that was realized or obtained by you at any time following the grant date of any such Award; and

(b)

if your employment with the Company or a Subsidiary is terminated for cause, subsequent to the grant of any Award under the Plan to you, the Compensation Committee, in its sole discretion, may require you to return to the Company the economic value of any Award that was realized or obtained by you at any time following the grant date of such Award.

12.

The Option will become effective upon your acknowledgment of the terms and conditions of this Agreement and your delivery to us of a signed counterpart of this Agreement.

13.

This Agreement and Plan contain all of the terms and conditions of your Option and supersedes all prior agreements or understandings relating to your Option. This Agreement shall be governed by the laws of the State of Nevada without regard to the conflicts of law provisions thereof.

14.

This Agreement may not be amended orally.

Very truly yours,

Chief Executive Officer

AGREED TO AND ACCEPTED THIS

DAY OF	20

(Signature)

(Print Name)

Exhibit A

PURCHASE EXERCISE FORM

To:

Inuvo, Inc.

Dated: ___________

The undersigned hereby irrevocably elects to exercise an option to purchase shares of the Common Stock of Inuvo, Inc. granted to the undersigned pursuant to the terms of the Option Award Agreement dated ___________.

The undersigned herewith makes payment of the full amount of the Cash Due Upon Exercise as calculated below.

Calculation for option exercise:

Number of shares (A)

__________________________

Exercise Price Per Share (B)

__________________________

Purchase Price (C)

__________________________

The following applied for NSOs only:

Market Price Per Share on Exercise Date (D)

__________________________

Increase in Price Per Share (D-B)

__________________________

Total Increase Value (Increase Per Share x A)

__________________________

Tax Impact at 28%

__________________________

Cash Due Upon Exercise

__________________________

Optionee:

(Signature)

(Please print name)

Appendix B

Form of Amendment to Richard K. Howe’s Employment Agreement

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT dated as of June __, 2010 is by and between INUVO, INC., a Nevada corporation formerly known as Kowabunga! Inc. (the “Corporation”) and RICHARD K. HOWE (the “Executive”).

WHEREAS, the Corporation and the Executive are parties to that certain Employment Agreement dated as of November 3, 2008, a copy of which was filed by the Corporation with the Securities and Exchange Commission as Exhibit 10.1 to its Current Report on Form 8-K as filed on November 7, 2008 (the “Employment Agreement”).

WHEREAS, the Corporation and the Executive are desirous of amending certain terms of the Employment Agreement as hereinafter set forth.

WHEREAS, this Amendment to Employment Agreement was approved by the Corporation’s stockholders at its annual meeting held on June 18, 2010.

NOW THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

Recitals. The foregoing recitals are true and correct.

2.

Compensation.

2.1

Stock Options. The requirement that the Corporation’s market capitalization remain above $150 million for the period between any two quarterly earnings calls as a condition for the Conditional Options to vest is hereby waived (the “Waiver”) and such Conditional Options shall vest in equal thirds on the first, second and third anniversaries of the date of this Amendment to Employment Agreement, subject to the Executive’s continued employment with the Corporation..

3.

Miscellaneous.

3.1

No Further Amendment; Terms. Unless specifically amended hereby all other terms and conditions of the Employment Agreement remain unchanged. All terms not otherwise defined herein shall have the same meaning as in the Employment Agreement.

3.2

Entire Agreement; No Waiver. This Agreement, the Employment Agreement and any instruments and agreements to be executed pursuant to this Agreement or the Employment Agreement, (i) set forth the entire understanding of the parties hereto with respect to its subject matter, (ii) merge and supersede all prior and contemporaneous understandings with respect to its subject matter, and (iii) may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

3.3

Construction. This Agreement shall be construed in accordance with the laws of the State of Florida, without and application of the principles of conflicts of laws.

3.4

Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible telecopier transmission) or mailed by certified mail, return receipt requested, or by overnight mail properly receipted to the parties at the address set forth in the Employment Agreement (or to such address as a party may have specified by notice given to the other party pursuant to the Employment Agreement).

3.5

Severability. In the event that any provision hereof would, under applicable law, be invalid or enforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

B-1

3.6

Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement. This Agreement may not be assigned by Executive under any circumstances. This Agreement may be assigned by the Corporation, or to any successor of the Corporation, so long as such assignee assumes all of the Corporation’s obligations hereunder.

3.7

Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.

3.8

Role of Counsel. The Executive acknowledges his understanding that this Agreement was prepared at the request of the Corporation by Schneider Weinberger & Beilly, LLP, its counsel, and that such firm did not represent the Executive in conjunction with this Agreement or any of the related transactions. The Executive, as further evidenced by his signature below, acknowledges that he has had the opportunity to obtain the advice of independent counsel of his choosing prior to his execution of this Agreement and that he has availed himself of this opportunity to the extent he deemed necessary and advisable. By his signature below, the Executive represents and warrants that he fully understands the terms and provisions of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the day and year first above written.

INUVO, INC.

By:
Gail L. Babitt, Chief Financial Officer

THE EXECUTIVE

Richard K. Howe

B-2

ANNUAL MEETING OF THE STOCKHOLDERS OF INUVO, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	FOR	AGAINST	ABSTAIN
To elect one Class II director:			
Mr. Charles Pope	☐	☐	☐

CONTROL ID:
REQUEST ID:

Proposal 2 →	FOR	AGAINST	ABSTAIN
To ratify the appointment of Kirkland Russ, Murphy & Tapp, P.A. as independent registered public accounting firm	☐	☐	☐

Proposal 3 →	FOR	AGAINST	ABSTAIN
To adopt the 2010 Equity Compensation Plan	☐	☐	☐

Proposal 4	FOR	AGAINST	ABSTAIN
To approve the amendment to Richard K. Howe's employment agreement.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ALL ITEMS ABOVE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. IF OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2010

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(Print Name of Stockholder and/or Joint Tenant)

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(Signature of Stockholder)

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(Second Signature if held jointly)